UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2001


                                 EMB CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Hawaii                         1-11883                95-3811580
 ------------------------------      -------------------     ------------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)




         5075 Warner Avenue, Suite B, Huntington Beach, California 92649
         ---------------------------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (714) 377-2118



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

     On August 28, 2001 the Company dismissed its independent accountants, McKennon, Wilson & Morgan LLP. The reports of McKennon, Wilson & Morgan LLP for the fiscal years ended September 30, 2000 and September 30, 1999 contained no adverse opinion, disclaimers of opinion nor were they modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. The decision to dismiss McKennon, Wilson & Morgan LLP was made by the Board of Directors of the Company. At no time during the engagement of McKennon, Wilson & Morgan LLP as independent accountants for the Company were there any disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company provided McKennon, Wilson & Morgan LLP with a copy of this Form 8-K prior to filing with the Securities and Exchange Commission and requested a response thereto by McKennon, Wilson & Morgan LLP. The letter of McKennon, Wilson & Morgan LLP concerning its dismissal as the Company's principal accountants is attached hereto as Exhibit 16.0.

     On August 28, 2001, the Company engaged the firm of Kabani & Company, Inc., of Fountain Valley, California, as independent accountants for the Company. Prior to August 28, 2001, neither the Company, nor anyone on its behalf, had consulted with Kabani & Company, Inc. concerning the accounting principles of any specific completed or contemplated transaction, any type of audit opinion on the Company's financial statements or any other material factor which might be considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 7.  FINANCIAL STATEMENTS OR EXHIBITS.
         ---------------------------------

a.       Financial Statements.
         --------------------

               None.

b.       Exhibits.
         --------

               16.0 Letter of McKennon, Wilson & Morgan LLP to the Securities
                    and Exchange Commission, dated August 30, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:   August 30, 2001

                                          EMB CORPORATION


                                          /s/  James E. Shipley
                                          --------------------------------------
                                               James E. Shipley, President